                                                                                            Jan Fischer-Wade
                                                                             Allstate Life Insurance Company
                                                                                           Phone: 402.975.6368
                                                                                     Email: jfis6@allstate.com

VIA EDGAR TRANSMISSION

September 8, 2014

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

RE:   American Maturity Life Insurance Company Separate Account AMLVA ("Registrant")
      File No. 811-07761

Members of the Commission:

On behalf of American Maturity Life Insurance Company and American Maturity Life Insurance Company Separate Account AMLVA, we hereby submit, pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (“1940 Act”), that the semi-annual reports for the following underlying funds for the period ended June 30, 2014, have been submitted to contract owners.

Fund Company	1940 Act Registration No.
Dreyfus Variable Investment Fund	811-05125
Deutsche Variable Series I	811-04257
Deutsche Variable Series II	811-05002
Janus Aspen Series	811-07736
Neuberger Berman Advisers Management Trust	811-04255

Some of the funds included in each Fund Company’s semi-annual report filings may not be available under every contract offered by the Registrant.  We understand that the funds have filed or will file these reports with the Commission.

You may direct any questions regarding this filing to the undersigned at (402) 975-6368.

Very truly yours,

/s/ JAN FISCHER-WADE
Jan Fischer-Wade
Senior Attorney
Allstate Life Insurance Company